                                                                       Exhibit 5

First SunAmerica             New Business Documents        Overnight With Checks
Life Insurance Company       With Checks                   BONPC
733 Third Avenue             P. O. Box 100330              1111 Arroyo Parkway
New York, New York 10017     Pasadena, CA  91189-0001      Suite 150
                             Without Checks:               Lockbox # 100357
                             P.O. Box 54299                Pasadena, CA 91105
                             Los Angeles, CA 90054-0299

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
DEFERRED ANNUITY APPLICATION                               FSA-549 (2/02)
Please print or type.
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A.  OWNER
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Last Name                    First Name                    Middle Initial

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Street Address

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City                         State                         Zip Code

Mo.   Day   Year        [_] M  [_] F                       (   )
-------------------     ------------   -----------------   -----------------    -----------------------
Date Of Birth           Sex            SSN or TIN          Telephone Number     E-Mail Address

JOINT OWNER (If Applicable):
                             --------------------------------------------------------------------------
                             Last Name                     First Name           Middle Initial

Mo.   Day   Year        [_] M  [_] F                                              (   )
-------------------     ------------   -----------------   ---------------------  ---------------------
Date of Birth           Sex            SSN                 Relationship to Owner  Telephone Number

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B.  ANNUITANT    (Complete only if different from Owner)
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Last Name                    First Name                    Middle Initial
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Street Address

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City                         State                         Zip Code

Mo.   Day   Year        [_] M  [_] F                       (   )
-------------------     ------------   ----------------    -----------------    -----------------------
Date of Birth           Sex            SSN                 Telephone Number     E-Mail Address

JOINT ANNUITANT (If Applicable):
                                -----------------------------------------------------------------------
                                Last Name                  First Name           Middle Initial

Mo.   Day   Year        [_] M  [_] F                       (   )
-------------------     ------------   ----------------    ------------------
Date of Birth           Sex            SSN                 Telephone Number

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C.  OPTIONAL ELECTIONS: Optional Elections may be chosen only at the time of application.
(Please see your financial representative and the prospectus for information about Optional Elections.)
 ------------------------------------------------------------------------------------------------------

[_]  Maximum Anniversary Value Death Benefit
     This Optional Death Benefit is available through issue age 80. If this option is not chosen, the standard death benefit will be payable upon the death of the owner.

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D. BENEFICIARY  (Please list any additional beneficiaries, in Section H. Additional Instructions)
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[X] Primary                ----------------------------------------       ------------       ----------
                           Last Name     First Name      M I              Relationship       Percentage

[_] Primary [_] Contingent ----------------------------------------       ------------       ----------
                           Last Name      First Name      M I             Relationship       Percentage

[_] Primary [_] Contingent ----------------------------------------       ------------       ----------
                           Last Name      First Name      M I             Relationship       Percentage

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E. TYPE OF CONTRACT  (If this is a transfer or 1035 Exchange, please complete form [F-2500NB] and submit it with this Application Form)
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
[_] QUALIFIED PLAN [(MINIMUM $2,000)]       PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE BELOW:

[_] IRA  (tax year    )  [_] IRA TRANSFER   [_] IRA ROLLOVER  [_] ROTH IRA  [_] TSA  [_] Other
                  ----                                                                         ----

[_] NON-QUALIFIED PLAN [(MINIMUM $10,000)]

                [_] Check included with this Application form for $
                                                                   ----------------------

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F. SPECIFIED ANNUITY DATE: Anticipated date income payments begin.  (Must be at least 2 years after the Contract Date but not beyond the Annuitant's 90th birthday or ten years after the Contract Date.
Note: If left blank, the Annuity Date will default to the latest date for nonqualified and to the date on which You will be age 701/2 for qualified contracts.)
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Month             Day               Year
--------------------------------------------------------------

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G. SPECIAL FEATURES  (OPTIONAL)
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[_] SYSTEMATIC WITHDRAWAL:  Include Form Number [F-5550SW (4/01) ]with this Application Form.
[_] PRINCIPAL ADVANTAGE: Check here and indicate allocations as percentages in item I.
[_] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in item I at the frequency initialed below:
   (Select only one)            Quarterly            Semiannually            Annually
                     -----------          -----------             -----------

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H. ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information; etc.)
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

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
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I. INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and the total allocation must equal 100%)
--------------------------------------------------------------------------------------------------------------------------------

  Payment     DCA Target                                               Payment      DCA Target
Allocations   Allocations    Portfolio                               Allocations    Allocations    Portfolio
-----------   -----------    ---------                               -----------    -----------    ---------
   _____%        _____%      Growth-Income                             _____%          _____%      Strategic Growth Portfolio
   _____%        _____%      Real Estate                               _____%          _____%      Conservative Growth Portfolio
   _____%        _____%      Federated Value                           _____%          _____%      Balanced  Portfolio
   _____%        _____%      Telecom Utility                           _____%          _____%      Conservative Balanced Portfolio
   _____%        _____%      Goldman Sachs Research                    _____%          _____%      Flexible Income Portfolio
   _____%        _____%      Marsico Growth                            _____%          _____%      Corporate Bond
   _____%        _____%      MFS Growth & Income                       _____%          _____%      Global Bond
   _____%        _____%      International Diversified Equities        _____%          _____%      Worldwide High Income
   _____%        _____%      Emerging Markets                          _____%          _____%      High-Yield Bond
   _____%        _____%      International Growth & Income             _____%          _____%      Government and Quality Bond
   _____%        _____%      Putnam Growth                             _____%          _____%      Nations High  Yield Bond
   _____%        _____%      Aggressive Growth                         _____%          _____%      Focus Growth Portfolio
   _____%        _____%      Blue Chip Growth                          _____%          _____%      Focus Growth & Income Portfolio
   _____%        _____%      "Dogs" of Wall Street                     _____%          _____%      Focus TechNet Portfolio
   _____%        _____%      Growth Opportunities                      _____%          _____%      Focus Value Portfolio
   _____%        _____%      Growth                                    _____%          _____%      Equity Income Fund
   _____%        _____%      Natural Resources                         _____%          _____%      Growth & Income Fund
   _____%        _____%      Large Cap Growth Portfolio                _____%          _____%      Growth Fund of the Northwest
   _____%        _____%      Large Cap Composite Portfolio             _____%          _____%      Growth Fund
   _____%        _____%      Large Cap Value Portfolio                 _____%          _____%      Mid Cap Stock Fund
   _____%        _____%      Mid Cap Growth Portfolio                  _____%          _____%      Small Cap Stock Fund
   _____%        _____%      Mid Cap Value Portfolio                   _____%          _____%      International Growth Fund
   _____%        _____%      Small Cap Portfolio                       _____%          _____%      Alliance Growth
   _____%        _____%      International Equity Portfolio            _____%          _____%      Global Equities
   _____%        _____%      Diversified Fixed Income Portfolio        _____%          _____%      Davis Venture Value
   _____%        _____%      Cash Management Portfolio                 _____%          _____%      Nations Marsico Growth & Income
   _____%        _____%      Growth Strategy                           _____%          _____%      Nations Marsico International
                                                                                                   Opportunities
   _____%       ______%      Small & Mid Cap Value
   _____%       ______%      Foreign Value

  Payment     DCA Target
Allocations   Allocations    Portfolio
-----------   -----------    ---------
  _____%         _____%      Alliance Growth
  _____%         _____%      Global Equities
  _____%         _____%      Nations Capital Growth
  _____%         _____%      Nations MidCap Growth
  _____%         _____%      Nations Small Company
  _____%         _____%      Nations Value Fund
  _____%         _____%      Nations International Value
  _____%         _____%      Nations Marsico 21st Century
  _____%         _____%      Nations Marsico Focused Equities
  _____%         _____%      MFS Mid-Cap Growth
  _____%         _____%      International Diversified Equities
  _____%         _____%      Technology
  _____%         _____%      Nations Asset Allocation
  _____%         _____%      Asset Allocation
  _____%         _____%      MFS Total Return
  _____%         _____%      SunAmerica Balanced
  _____%         _____%      Short Term Income Fund
  _____%         _____%      Government Securities Fund
  _____%         _____%      Income Fund
  _____%         _____%      Money Market Fund
  _____%         _____%      Capital Appreciation
  _____%         _____%      Moderate Growth Strategy
  _____%         _____%      Conservative Growth Strategy
  _____%         _____%      Lord Abbett Series Fund
  _____%         _____%      Balanced Growth Strategy

                             ASSET ALLOCATION MODELS
                             -----------------------

Allocate        % to:
         -------
[_] Model A      [_] Model B    [_] Model C    [_] Model D     [_] Model E

                              Fixed Account Options
                              ---------------------

MVA Fixed Account Option  Non-MVA Fixed Account Option
------------------------  ----------------------------

       % 3-year                  % 1-year
-------                   -------

[_] I elect to systematically transfer the interest earned in the 1-Year Non-MVA Fixed Account Option to the DCA Target Allocations indicated above.

Indicate the percentage (%) of the Initial Purchase Payment to be allocated to
------------------------------------------------------------------------------
the DCA Account(s) below*:
-------------------------

       % 6-Month DCA Account         % 1-Year DCA Account
-------                       -------

*DCA Program will begin 30 days from the date of deposit. Please indicate the DCA Target Allocations in the spaces provided above. Total must equal 100%. The total minimum transfer amount is $100. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.

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J.  STATEMENT OF OWNER
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Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail? [_] YES [_] NO If Yes, You must indicate Your e-mail Address in the space provided on page 1.
         ----

Do you have any existing life insurance or annuity contracts? [_] Yes [_] No If yes, will this Contract replace an existing life insurance or annuity contract?
[_] Yes [_] No
(If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

----------------------------------     ----------------------------------
Company Name                           Contract Number

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application Form shall be a part of any Contract issued by the Company. I verify my understanding that the Purchase Payments and values provided by the Contract, when based on investment experience of variable subaccounts(s), are variable and not guaranteed as to dollar amount. If a return of Purchase Payments is required under the Right to Examine Provision of the Contract, I understand the Company reserves the right to allocate my Purchase Payments to the Cash Management Portfolio until the end of the Right to Examine period. I further understand that at the end of the Right to Examine period, the Company will allocate my funds according to my investment instructions. I understand that all payments and values based on the multi-year Fixed Account Option are subject to a Market Value Adjustment formula, which may result in upward and downward adjustments in amounts available for withdrawal. I acknowledge receipt of the current prospectuses for the variable annuity Contract as well as the applicable underlying funds of the trusts. I have read them carefully and understand their contents. My signature below confirms that this variable annuity is suitable to my objectives and needs.

Signed at
          ----------------------------------     -------------------------------
          City                      State        Date

--------------------------------------------     -------------------------------
Owner's Signature                                Joint Owner's Signature
                                                 (If Applicable)

--------------------------------------------
Registered Representative's Signature

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K. LICENSED / REGISTERED REPRESENTATIVE INFORMATION
--------------------------------------------------------------------------------

Will this Contract replace in whole or in part any existing life insurance or
annuity contract?  [_]  Yes       [_]  No

--------------------------------------------     -------------------------------
Printed Name of Registered Representative        Social Security Number

--------------------------------------------------------------------------------
Representative's Street Address    City          State           Zip


-----------------------------      -----------------------------   -----------------------------  -------------------------------
Broker/Dealer Firm Name            Representative's Phone Number   Licensed Agent ID Number       Representative's email address



For Office Use Only

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